Going Concern Matters and Realization of Assets	12 Months Ended
Dec. 31, 2022
Going Concern Matters and Realization of Assets
Going Concern Matters and Realization of Assets
2.	Going Concern Matters and Realization of Assets

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the ordinary course of business. However, the Company has sustained recurring losses from its continuing operations and had an accumulated deficit of $37.8 million at December 31, 2022. Further, the Company generated significant negative cash flows from operations of $8.4 million and $9.2 million during the years ended December 31, 2022 and 2021, respectively. The Company is dependent on its ongoing financing efforts, but these plus existing cash resources may be insufficient to fund its continuing operating losses, capital expenditures, lease and debt payments, and future working capital requirements.

The Company may not be able to raise sufficient amounts of additional debt, equity, or other cash on acceptable terms, if at all. Failure to generate sufficient revenues, achieve certain other business plan objectives, or raise additional funds could have a material adverse effect on the Company’s results of operations, cash flows, and financial position, including its ability to continue as a going concern, and may require it to significantly reduce, reorganize, discontinue or shut down its operations.

In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon the continued operations of the Company which, in turn, is dependent upon the Company’s ability to meet its financing requirements on a continuing basis, and to succeed in its future operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue its operations. Management’s plans to mitigate this risk include the following:

1.	Continue to raise cash for research, product development, and working capital purposes by selling equity. On March 2, 2023, the Company commenced a Regulation A offering for up to 4,137,931 shares of common stock at a price of $7.25 per share. The Company also applied to have its common stock listed on the Nasdaq Capital Market under the symbol “MGRM”. With sufficient cash available to the Company, it can make the additional development expenditures necessary to produce a commercially viable product and generate revenues, and consequently cut monthly operating losses.
2.	Continue to develop its technology and intellectual property and look for industry partners to use or sell its product.

There can be no assurance that the Company will be able to achieve or maintain positive cash flows from operations. If the Company is unable to generate adequate funds from operations or raise sufficient additional funds, the Company may not be able to repay its existing debt, continue to develop its product, respond to competitive pressures, or fund its operations. As a result, the Company may be required to significantly reduce, reorganize, discontinue or shut down its operations. The financial statements do not include any adjustments that might result from this uncertainty.